                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report September 10, 1998

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Nevada                         333-38575-02                   88-0387073
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               1325 Airmotive Way
                 Reno, Nevada                                                        89502
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on September 10, 1998 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.06(a) of the Series 1998-1 Supplement dated as of April 14, 1998 covering the period of August 1, 1998 through August 31, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANTA BUSINESS SERVICES CORP.,
                                             As Registrant

                                             By       /s/  SUSAN A. MCVEIGH

                                             Name:    Susan A. McVeigh
                                             Title:   Treasurer


Dated:   September 10, 1998

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANTA LEASING RECEIVABLES
                                             CORP. IV,
                                             As Registrant

                                             By       /s/  SUSAN A. McVEIGH

                                             Name:    Susan A. McVeigh
                                             Title:   Director


Dated:   September 10, 1998

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANTA LEASING RECEIVABLES
                                             CORP. V,
                                             As Registrant

                                             By       /s/  SUSAN A. McVEIGH

                                             Name:    Susan A. McVeigh
                                             Title:   Director


Dated:   September 10, 1998

                                  Exhibit Index

Exhibit No.                                                                     Page
-----------                                                                     ----
         21.1       Monthly Servicer's Certificate dated September 10, 1998       8
                    prepared by the Servicer and sent to the Trustee
                    pursuant to Section 3.06(a) of the Series 1998-1
                    Supplement covering the period of August 1, 1998 through
                    August 31, 1998.